Exhibit 10.52

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

THIS AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 3rd day of July, 2020 (the “Fifth Amendment Effective Date”), by and among MIDCAP FINANCIAL TRUST, a Delaware statutory trust, individually as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender, the lenders (individually, each a “Lender” and collectively, the “Lenders”) party to the Credit Agreement (as defined below), ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”).

RECITALS

A.

Borrowers, Agent and the Lenders are party to that certain Credit and Security Agreement dated as of December 15, 2017 (as previously amended and modified, as amended hereby, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make available to Borrowers a term loan facility.  Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement, as amended hereby.

B.	Borrowers have requested, and Agent and Lenders have agreed to make, certain amendments and modifications to the Credit Agreement all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Mandatory Prepayment of Term Loan.

(a)As a condition to the amendments and modifications set forth in this Amendment, Borrowers agree to make a mandatory prepayment of the Term Loan on the Fifth Amendment Effective Date in an amount equal to $10,000,000 (the “Mandatory Term Loan Payment”).  The Mandatory Term Loan Payment shall be made by wire transfer to Agent’s account as set forth more fully in the Payment Notification attached hereto as Exhibit A.  Agent shall apply the Mandatory Term Loan Payment ratably among Term Loan Tranche 1, Term Loan Tranche 2 and Term Loan Tranche 3 in the inverse order of maturity, in accordance with the terms of Section 2.1(a)(iii) of the Credit Agreement.  Agent and Lenders agree to waive the requirement set forth in Section 2.2(g) to pay a Prepayment Fee on account of the Mandatory Term Loan Payment; provided that such accommodation made by Agent and Lenders shall be limited to the Mandatory Term Loan Payment and shall not create a course of conduct or expectation with respect to any future prepayments of the Term Loan, whether mandatory or optional.

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2.Specific Amendments to Credit Agreement.

(a)The definitions of Commitment Expiry Date and Convertible Notes Event each is hereby deleted in its entirety and restated to read as follows:

““Commitment Expiry Date” means the date that is five (5) years following the Third Amendment Effective Date (the “Stated Commitment Expiry Date”); provided, however, that if, as of the Early Maturity Date with respect to any series of notes included as Convertible Notes Debt (collectively, “Convertible Notes”), a Convertible Notes Event with respect to all of such series of Convertible Notes has not occurred, then the Commitment Expiry Date shall be the Early Maturity Date with respect to such series of Convertible Notes.”

““Convertible Notes Event” means, with respect to all or a part of any series of  Convertible Notes, any of the following: (a) the repayment of all or a part of such series of Convertible Notes (including, in each case, all accrued but unpaid interest, fees and other amounts in respect thereof) in equity interests (and cash payments on account of fractional shares) in accordance with the terms of Section 5.5(B) of this Agreement; (b) the amendment to or other modification of such series of Convertible Notes causing the stated maturity date of such series of Convertible Notes to be extended to a date that is at least 91 days after the Commitment Expiry Date; and/or (c) solely with respect to the 2022 Convertible Notes, the refinancing of all or a part of such series of  Convertible Notes with, or the exchange of all or part of such series of Convertible Notes for, Debt having a maturity date that is at least 91 days after the Stated Commitment Expiry Date and otherwise satisfying the definition of Permitted Refinancing Debt; provided that (x) a Convertible Notes Event with respect to less than all of any series of Convertible Notes shall only apply to that portion of such series with respect to which such Convertible Notes Event occurred and (y) in the case of clauses (b) and (c) of this definition, such series of Convertible Notes as so amended, or any Permitted Refinancing Debt in respect thereof, does not require (i) any amortization prior to the date that is 91 days after the Stated Commitment Expiry Date or (ii) any mandatory prepayment or redemption at the option of the holders thereof (except for redemptions in respect of asset sales and changes in control on terms not less favorable to Borrower Representative than the terms of such series of  Convertible Notes as in effect on the date hereof and other conversion provisions) prior to the date that is 91 days after the Stated Commitment Expiry Date.”

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(b)Section 5.5 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 5.5Payments and Modifications of Subordinated Debt.  No Borrower will directly or indirectly (a) declare, pay, make or set aside any amount for payment in respect of Subordinated Debt, except for payments made in full compliance with and expressly permitted under the Subordination Agreement, (b) amend or otherwise modify the terms of any Subordinated Debt, except for amendments or modifications made in full compliance with the Subordination Agreement, (c) make any optional repurchase or optional redemption of the Convertible Notes, (d) amend or otherwise modify the terms of the Convertible Notes term if such change or amendment would materially increase the obligations of Borrowers or confer additional material rights on the holder of such Debt in a manner adverse to Credit Parties, any Subsidiaries, Agent or Lenders, except, in any case, for modifications or amendments constituting Permitted Refinancing Debt; provided that amendment of, or side letter in connection with, the 2018 Convertible Notes in a manner that aligns the settlement and conversion provisions with those contained in the 2022 Convertible Notes shall be permitted (any such amendment or side letter, a “2018 Specified Amendment”).  Borrowers shall, prior to entering into any such amendment or modification, deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy thereof.  Notwithstanding anything to the contrary set forth in this Section 5.5 or otherwise in this Agreement, the Borrowers may (A) refund, refinance, replace or exchange any Convertible Notes Debt with Permitted Refinancing Debt; (B) repay any Convertible Notes Debt by making payment in equity interests that are not Disqualified Equity Interests upon the conversion thereof (and making cash payments on account of fractional shares in connection with such conversion to the extent constituting a Permitted Distribution); (C) [reserved]; (D) pay, when due, interest, fees and reimbursable indemnities and expenses payable in respect of any Convertible Notes Debt; and (E) pay an amendment fee to the holders of the 2018 Convertible Notes in connection with a 2018 Specified Amendment in an amount not to exceed $275,000.”

(c)Section 6.2 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.2Fixed Charge Coverage Ratio.  Borrowers will not permit the Fixed Charge Coverage Ratio for any Defined Period, as tested quarterly (as of the last day of such fiscal quarter), beginning with the first full fiscal quarter ending after the Closing Date, to be less than the applicable ratio set forth below opposite the applicable fiscal quarter:

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Fiscal Quarter Ended	Ratio
December 31, 2017	0.80 to 1.00
March 31, 2018	1.00 to 1.00
June 30, 2018	0.75 to 1.00
September 30, 2018	0.50 to 1.00
December 31, 2018	0.50 to 1.00
March 31, 2019	1.00 to 1.00
June 30, 2019	1.00 to 1.00
September 30, 2019	0.75 to 1.00
December 31, 2019	0.80 to 1.00
March 31, 2020	0.85 to 1.00
June 30, 2020 and each fiscal quarter thereafter	1.50 to 1.00

(d)Section 6.3 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.3Minimum Net Revenue.  Borrowers shall not permit their consolidated Net Revenue for any Defined Period, as tested quarterly (as of the last day of such Defined Period), to be less than $390,000,000; provided, however, for the Defined Periods ending on the following dates only, the minimum Net Revenue required by this Section 6.3 shall be $325,000,000: June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021.”

(e)Section 6.4 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Section 6.4   Minimum Consolidated Cash Balance.  Borrowers and their Subsidiaries shall maintain at all times, in Deposit Accounts and Securities Accounts, unrestricted and unencumbered (other than Liens in favor of Agent and the agent under the Affiliated Credit Agreement) cash-on-hand and Cash Equivalents in an aggregate amount of no less than $45,000,000.”

(f)Schedule 9.2 to the Credit Agreement is hereby deleted in its entirety and restated with Schedule 9.2 attached hereto.

3.Reaffirmation of Security Interest.  Each Borrower hereby expressly acknowledges and agrees that all Liens granted under the Financing Documents extend to and cover all of the obligations of Borrowers and any other Credit Party to Agent and the Lenders, now existing or

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hereafter arising including, without limitation, those arising in connection with the Credit Agreement, as amended by this Amendment, upon the terms set forth in the Credit Agreement, all of which Liens are hereby ratified, reaffirmed, confirmed and approved.

4.Enforceability.  This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.Confirmation of Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Amendment:

(a)the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty is true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date.

(b)The execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action, (iii) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, any Material Contract to which any Credit Party is a party, any Organizational Document of any Credit Party, any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or the property of any Credit Party is subject, (iv) will not violate any applicable Law (including, without limitation, any corporation law, limited liability company law or partnership law of the states in which the Credit Parties are organized), and (v) will not result in a limitation on any material licenses, permits or other governmental approvals applicable to the business, operations or properties of any Credit Party.

(c)This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d)No Event of Default or Default has occurred and is continuing as of the date of this Amendment.

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(e)Both before and after giving effect to (a) the Loans to be made or extended on the date hereof, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Credit Parties, (c) the consummation of the transactions contemplated in the Financing Documents, and (e) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties, taken as a whole, are Solvent.

6.Reaffirmation of Specific Covenants Regarding Convertible Notes Debt.  Borrowers specifically reaffirm the covenants in Section 5.5 of the Credit Agreement prohibiting the optional repayment, repurchase or redemption of the Convertible Notes except as specifically permitted by Section 5.5 of the Credit Agreement with respect to Permitted Refinancing Debt and certain circumstances described in the last sentence thereof (as amended hereby).

7.Conditions to Effectiveness.  The obligation of Agent and Lenders to enter into this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)that Agent shall have received a copy of this Amendment, duly executed by Borrowers, Agent and each Lender, in form and substance satisfactory to Agent;

(b)that Agent shall have received a copy of Amendment No. 4 to the Fee Letter, duly executed by Borrowers and Agent;

(c)that Agent shall have received a copy of the corresponding amendment to the Affiliated Credit Agreement duly executed by the parties thereto, in form and substance satisfactory to Agent; and

(d)all fees payable to Agent or any Lender in connection with the execution of this Amendment shall have been paid, including an amendment fee in the amount of $351,109 to be paid to Agent for the benefit of the Lenders, to be paid to the Lenders in accordance with their proportionate share of the outstanding principal advances of the Term Loan immediately prior to giving effect to this Amendment.

8.Costs, Fees and Expenses.  In consideration of Agent’s and each Lender’s agreement to enter into this Amendment, Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

9.Defenses and Setoffs.  Each Credit Party hereby represents and warrants that as of the date hereof, there are no defenses, setoffs, claims or counterclaims which could be asserted against the Agent or the Lenders arising from or in connection with the Credit Agreement or any other Financing Document.

10.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents notwithstanding any prior course of conduct, waivers, releases or other actions or

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inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions.

11.No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

12.Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12.8 (Governing Law; Submission to Jurisdiction) and 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

13.Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

14.Counterparts.  This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

15.Reference to the Effect on the Financing Documents.  Upon the effectiveness of this Amendment, each reference in any Financing Document to “this Amendment,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Financing Document as modified by this Amendment.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment as of the day and year first hereinabove set forth.

BORROWER REPRESENTATIVE:	ACCURAY INCORPORATED, a Delaware corporation By:/s/ Shigeyuki Hamamatsu Shigeyuki Hamamatsu Chief Financial Officer
OTHER BORROWERS:	TOMOTHERAPY INCORPORATED, a Wisconsin corporation By:/s/ Shigeyuki Hamamatsu Shigeyuki Hamamatsu Director

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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AGENT:

MIDCAP FINANCIAL TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.
Its:  Investment Manager

By:  Apollo Capital Management GP, LLC
Its:  General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:

MIDCAP FUNDING XIII TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.
Its:  Investment Manager

By:  Apollo Capital Management GP, LLC
Its:  General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.
Its:  Investment Manager

By:  Apollo Capital Management GP, LLC
Its:  General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:

ASPEN BERMUDA LIMITED

By: Apollo Asset Management Europe PC LLC, solely in its capacity as investment manager and not in its individual corporate capacity

By: /s/ Nathan Hagerman
Name:  Nathan Hagerman
Title:    Authorised Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:	Flexpoint MCLS HOLDINGS LLC By:/s/ Daniel Edelman Daniel Edelman Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:	ELM 2016-1 TRUST By: MidCap Financial Services Capital Management, LLC Its: Servicer By:/s/ John O’Dea John O’Dea Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:	ELM 2018-2 TRUST By: MidCap Financial Services Capital Management, LLC Its: Servicer By:/s/ John O’Dea John O’Dea Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:

ATHORA LUX INVEST S.C.Sp., a reserved alternative investment fund in the form of a Luxembourg special limited partnership (société en commandite spéciale), acting in respect of its compartment, Multi Credit Strategy, acting through its managing general partner Athora Lux Invest Management and represented by its delegate portfolio manager, Apollo Management International LLP

By:  Apollo Management International LLP, its Portfolio Manager
By:  AMI (Holdings), LLC, its Member

By:/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

SIGNATURE PAGE TO AMENDMENT NO 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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LENDERS:

apollo credit funds icav, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Apollo Helius Multi-Credit Fund I

By:  ACF Europe Management, LLC, its portfolio manager
By:  Apollo Capital Management, L.P., its sole member
By:  Apollo Capital Management, GP, LLC, its general partner

By:/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 5 TO CREDIT AND SECURITY AGREEMENT (TERM)

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PAYMENT NOTIFICATION

This Payment Notification is given by Shigeyuki Hamamatsu, a Responsible Officer of Accuray Incorporated (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement dated as of December 15, 2017 among the Borrower Representative, Tomotherapy Incorporated and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Please be advised that funds in the amount of $10,000,000 will be wire transferred to Agent on July , 2020.  Such funds shall constitute a mandatory prepayment of the Term Loans, with such prepayments to be applied in the manner specified in Section 2.1(a)(iii) of the Credit Agreement.  Such mandatory prepayment is being made pursuant to Section 1 of that certain Amendment No. 5 to Credit and Security Agreement (Term) entered into on July , 2020 by and among Borrower, Agent and Lenders.

IN WITNESS WHEREOF, the undersigned officer has executed and delivered this Payment Notification this ____ day of July, 2020

Sincerely, ACCURAY INCORPORATED By: Name: Shigeyuki Hamamatsu Title: Chief Financial Officer

Schedule 9.2

Location of Collateral

Company	Chief Executive Office	Chief Place of Business	Books and Records
Accuray Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717
TomoTherapy Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717

Inventory by Location

Street Address	Category	City	State	Zip Code	Nature of such Location	Managed by:	Name and address of 3rd party warehouse owning or operating that location	Amount
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]								[*****]
[*****]	[*****]				[*****]	[*****]		[*****]
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[*****]		[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
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[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]				[*****]	[*****]		[*****]
[*****]	[*****]				[*****]	[*****]		[*****]
[*****]	[*****]				[*****]	[*****]		[*****]
[*****]	[*****]				[*****]	[*****]		[*****]
[*****]								[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[*****]	[*****]

[*****] = Certain information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.